RECENT DEVELOPMENTS	6 Months Ended
Jun. 30, 2014
RECENT DEVELOPMENTS [Abstract]
RECENT DEVELOPMENTS
NOTE 2          -      RECENT DEVELOPMENTS

A.	Acquisition of 51% of the shares of TowerJazz Panasonic Semiconductor Co., Ltd.

In March 2014, Panasonic Corporation ("Panasonic") has formed TowerJazz Panasonic Semiconductor Co., Ltd. ("TPSCo"), a newly established company. Upon TPSCo's formation, (a) Panasonic transferred its semiconductor wafer manufacturing process and capacity tools of 8 inch and 12 inch at three of its fabs located in Hokuriku Japan (Uozu, Tonami and Arai) to TPSCo; and (b) Tower acquired 51% of the shares of TPSCo for a consideration of $7,411 paid through the issuance of ordinary shares to Panasonic.

The purchase price has been allocated on the basis of the estimated fair value of the assets purchased and the liabilities assumed. The estimated fair value of the assets, net amounted to $180,935. As the fair value of the net assets acquired less the non-controlling interest exceeded the purchase price, Tower recognized a gain on the acquisition of $166,404.

The Company believes that the gain realized from the acquisition derived from the following main reasons: (i) Panasonic's fabs were not fully utilized in recent years and were anticipated to remain so in the coming years, hence any volume manufacturing and revenue resulting from the transaction with Tower, due to Tower customers' base, contacts, technologies and foundry management and operations expertise will benefit Panasonic and directly increase the value of the transferred assets; and (ii) acquisition prices for used manufacturing equipment and fabs in the industry are very low primarily due to the fact that the used fabs' technologies and platforms are not leading edge, their machines and manufacturing equipment are used and since the acquisition of used fabs involves material liabilities, contingencies and commitments with respect to employees, rules of production and others.

The consideration and provisional valuation of assets acquired and liabilities assumed are as follows:

As of March 31, 2014
Current assets	$91,414
Machinery and equipment	245,278
Intangible assets	24,520
Total assets as of acquisition date	$361,212

Current liabilities	$1,426
Long-term Loan	85,249
Deferred tax liability	93,602
Total liabilities as of acquisition date	$180,277

Total net assets acquired	$180,935
The fair value non-controlling interests in TPSCo	7,120
Tower's consideration	7,411
Gain on acquisition	$166,404

The fair value of the non-controlling interest in the table above was derived based on the purchase price Tower paid to Panasonic for its 51% shares of TPSCo.

The fair values set forth above are based on a preliminary valuation of TPSCo's assets and liabilities performed by third party professional valuation experts hired by the Company to appraise the fair value of the assets in accordance with SFAS No. 141R, "Business Combinations". The final valuation of TPSCo's assets and liabilities may vary significantly.

Tower and Panasonic also agreed to the following, among others: (i) a five-year manufacturing agreement between Panasonic and TPSCo, under which Panasonic will acquire products from TPSCo; (ii) Panasonic will provide TPSCo with various transition services and support; (iii) TPSCo will lease the manufacturing buildings and related facilities infrastructure from Panasonic; and (iv) TPSCo will receive services from Tower including marketing, sales, general and administration services.

B.	Nishiwaki fab cessation of operations

The Company is in the process of restructuring its business and activities in Japan. In connection with said restructuring, the Company decided to cease the operations of the Nishiwaki fab and is in the process of terminating of certain agreements, sale of the Nishiwaki fab assets and a comprehensive reduction in the work force. In addition, a concerted effort is being made to move certain current customers and products from the Nishiwaki fab to the Company's other fabrication facilities. Consequently, the Company recorded restructuring and impairment costs of approximately $76,000 for the six months period ended June 30, 2014, most of which are associated with fixed assets non-cash impairment costs.
C.	Long term loan agreement with Japanese Banking Institutions

In June 2014, TPSCo entered into a long term loan agreement with JA Mitsui Leasing, Ltd. and Bank of Tokyo (BOT) Lease Co., Ltd, under which it borrowed an amount of approximately $87,000 (8.8 Billion Japanese Yen) (the "Loan Agreement"), to be used for the newly established Japanese company, TPSCo. This loan has been used in order to repay a bridge loan that Panasonic granted to TPSCo in the same amount earlier this year.

The loan carry an annual interest of the TIBOR six months rate plus 1.65% per annum, to be paid on a semi-annual basis starting December 2014, with the principal to be repaid in seven semi-annual equal installments starting June 2016 and ending during the first half of 2019. Said loan is secured by an assignment of TPSCo's right to receive any sums payable to TPSCo under its agreements with Panasonic dated March 31, 2014.

D.	Jazz notes transaction

In March 2014, Jazz, certain of its domestic subsidiaries and Tower entered into an exchange agreement (the "2014 Exchange Agreement") with certain Jazz noteholders (the "2014 Participating Holders") according to which Jazz issued unsecured 8% notes due December 2018 (the "2014 Notes") in exchange for approximately $45,000 in aggregate principal amount of Jazz notes due June 2015 which were issued in 2010 (the "2010 Notes").

Also in March 2014, Jazz, Tower and certain of the 2014 Participating Holders (the "Purchasers") entered into a purchase agreement (the "Purchase Agreement") pursuant to which the Purchasers purchased $10,000 in aggregate principal amount of the 2014 Notes for cash consideration.

Holders of the 2014 Notes may submit a conversion request with Jazz to be settled at Jazz's discretion through cash from Jazz or ordinary shares from Tower, in which event Tower has to issue ordinary shares based on a conversion price of $10.07 per share. The 2014 Notes are jointly and severally guaranteed on a senior unsecured basis by Jazz's domestic subsidiaries. The 2014 Notes are not guaranteed by Tower. The Indenture contains certain customary covenants.

As of June 30, 2014, approximately $58,000 principal amount of 2014 Notes was outstanding and approximately $45,000 principal amount of 2010 Notes was outstanding.